UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 5, 2006
                                                        ----------------

                        THE DOE RUN RESOURCES CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



        NEW YORK                File No. 333-66291               13-1255630
        --------                ------------------               ----------

    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation) Number)


          1801 Park 270 Drive, Suite 300, St. Louis, Missouri 63146
          ----------------------------------------------------------
            (Address of principal executive offices)    (zip code)


    Registrant's telephone number, including area code:    (314) 453-7100
                                                           --------------


                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On December 5, 2006 The Doe Run Resources Corporation announced its commencement of an offer to purchase and consent solicitation with regard to any and all of its outstanding 11.75% senior notes due 2008. A copy of the press release announcing the offer to purchase and consent solicitation is attached hereto as
Exhibit 99.1.


Item 9.01  Financial Statement and Exhibits.

(d) Exhibits:



    EXHIBIT NUMBER                            DESCRIPTION
    --------------                            -----------


         99.1           Press Release dated December 5, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE DOE RUN RESOURCES CORPORATION



                                     By: /s/Theodore P. Fox, III
                                        ----------------------------------------
                                        Theodore P. Fox, III
                                        Chief Financial Officer
                                        (duly authorized officer and
                                        principal financial officer)

Dated: December 8, 2006

                                  EXHIBIT INDEX
                                  -------------

    EXHIBIT NUMBER                            DESCRIPTION
    --------------                            -----------


         99.1           Press Release dated December 5, 2006

                                                                    Exhibit 99.1

        Doe Run Commences Offer to Purchase and Consent Solicitation for
                        its 11.75% Senior Notes due 2008

            ST LOUIS (December 5, 2006)--The Doe Run Resources Corporation ("Doe Run" or the "Company") announced today that it commenced an offer to purchase and consent solicitation with regard to any and all of its outstanding 11.75% senior notes due 2008. The current aggregate outstanding principal amount of the notes is $218,967,352.

            The offer to purchase will expire at 5:00 p.m., New York City time, on January 4, 2007, unless extended. The consent solicitation will expire at 5:00 p.m., New York City time, on December 19, 2006, unless extended.

            The total consideration to be paid to holders who tender their notes and deliver their consents prior to 5:00 p.m., New York City time, on December 19, 2006 will be $1,002.50 for each $1,000 principal amount of notes validly tendered, which includes a consent payment of $2.50 per $1,000 principal amount of notes. Holders who validly tender their notes after 5:00 p.m., New York City time on December 19, 2006 but prior to the expiration of the tender offer will receive $1,000 for each $1,000 principal amount of notes validly tendered and not revoked on or prior to the expiration date. Holders who validly tender notes will also be paid accrued and unpaid interest up to but not including the date of payment for the notes.

            Holders tendering their notes will be deemed to have delivered their consent to certain proposed amendments to the indenture governing the notes, which will eliminate substantially all of the restrictive covenants and certain provisions relating to events of default and amend certain other related provisions.

            The terms of the offer to purchase and consent solicitation, including the conditions to the Company's obligations to accept the notes tendered and consents delivered and pay the purchase price and consent payments, are set forth in the Company's offer to purchase and consent solicitation statement, dated December 5, 2006. The offer to purchase and consent solicitation is subject to certain conditions, including the receipt of the requisite number of consents required to amend the indenture, the execution of the supplemental indenture and the Company having raised funds from a private offering of new notes in an aggregate principal amount of approximately $200,000,000. The Company may amend, extend or terminate the offer to purchase and consent solicitation at any time in its sole discretion without making any payments with respect thereto.

            The dealer manager and solicitation agent for the offer to purchase and the consent solicitation is Wachovia Securities. Questions regarding the terms of the tender offer or consent solicitation may be directed to Wachovia Securities at (866) 309-6316 (toll-free) or (704) 715-8341 (collect). The depositary is U.S. Bank National Association and the information agent for the offer is D.F. King & Co., Inc. Requests for documentation may be directed to the information agent at (800) 758-5378 (toll-free) or (212) 269-5550 (collect).

            This press release does not constitute an offer or solicitation to purchase or a solicitation of consents with respect to the notes. The offer or solicitation will be made only by means of the offer to purchase and consent solicitation statement. This press release does not constitute an offer to sell or the solicitation of an offer to buy the new notes. That offer will be made only by means of a confidential offering memorandum to be issued by the Company.

            This press release contains forward-looking statements within the meaning of the federal securities laws relating to the Company's plans to consummate an offer to purchase and consent solicitation with respect to the notes. These statements are based upon the current expectations and beliefs of the Company's management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include market conditions and other factors beyond the Company's control and the risk factors and other cautionary statements discussed in the Company's filings with the Securities and Exchange Commission.

            About Doe Run

            Based in St. Louis, The Doe Run Resources Corporation is a privately held natural resources company dedicated to environmentally responsible mineral production, metals fabrication, recycling and reclamation. The company and its subsidiaries deliver products and services needed to provide power, protection and convenience through premium products and associated metals including lead, zinc, copper, gold and silver. As the operator of one of the world's only multi-metal facilities and the Americas' largest integrated lead producer, Doe Run employs more than 5,000 people, with U.S. operations in Missouri, Washington and Arizona, and Peruvian operations in Cobriza and La Oroya. Committed to sustainable development, Doe Run has helped bring electrical power, business training, educational opportunities and improved telecommunications to rural communities in Peru and the U.S. For more information, visit www.doerun.com.